Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (the “Third Amendment”) is executed on this __30_ day of March, 2012, between FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”) and ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation authorized to do business in Florida, having its principal place of business at 5215 West Laurel Street, Tampa, Florida 33607 (the “Borrower”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated February 8, 2008, as previously amended by First Amendment dated April 23, 2010, and Second Amendment dated May 4, 2011 (collectively the “Loan Agreement”), as follows:

1.         Terms. All of the capitalized terms in this Third Amendment shall have the meanings as defined in the Loan Agreement.

2.         Term Loan Renewal. The Bank is renewing the Term Loan in the original principal amount of $5,000,000.00 with a current principal balance of $3,000,000.00, advancing an additional loan in the principal amount of $2,000,000.00 for a consolidated loan in the principal amount of $5,000,000.00 (the “Consolidation Loan”), as evidenced by a Renewal, Advance and Consolidation Term Promissory Note dated of even date herewith (the “Consolidation Note”).

3.         Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to reference the revised amount due under the Consolidation Loan and the term “Note” under the Loan Agreement is hereby modified to refer to the terms of the Consolidation Note.

5.         Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

6.         Consent and Waiver. Borrower hereby consents to the foregoing and agree that the execution of this Third Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrower’s liability to the Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this Third Amendment.

7.         Cross Document Default. Any default under the terms and conditions of this Third Amendment or of any instrument set forth herein or contemplated by this Third Amendment shall be and is a default under every other instrument set forth herein or contemplated by this Third Amendment.

8.         Ratification. Except as modified by this Third Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this Third Amendment, all as modified by this Third Amendment.

9.         Severability. Whenever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Third Amendment.

10.       Florida Contract. This Third Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Third Amendment is executed by certain of the parties hereto in other states.

11.	Time. Time is of the essence of this Third Amendment.

12.       Binding Effect and Modification. This Third Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this Third Amendment.

13.       Waiver of Jury Trial. The parties to this Third Amendment hereby irrevocably waive their respective rights to trial by jury in any and all actions arising out of the terms of this Third Amendment.

14.       Conflict. As to any conflict between the terms of the Loan Agreement and the terms of this Third Amendment, the terms of this Third Amendment shall supersede and control over such other terms.

15.       Execution in Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Third Amendment it shall not be necessary to produce or account for more than one such counterpart.

16.       Other Terms. Except as specifically modified and amended by the terms set forth in this Third Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

WITNESSES:	“BORROWER”

ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation
Signature of Witness
By: /s/ Michael Holmes
Print or type name of Witness	Michael Holmes,
as its Chief Financial Officer
Signature of Witness
(CORPORATE SEAL)
Print or type name of Witness

“BANK”

FIFTH THIRD BANK, an Ohio banking corporation

By: /s/ Daniel Riley
Signature of Witness	Daniel Riley, as its Vice President

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this             day of March 2012, by Michael Holmes, as Chief Financial Officer of ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, on behalf of the corporation.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this             day of March, 2012, by Daniel Riley, as Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

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